Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated July 14, 2014, to
the Investors Select VUL Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life contracts issued by Lincoln Benefit Life Company.

Effective August 11, 2014, DWS Variable Series I changed its name to "Deutsche Variable Series I".

Effective August 11, 2014, DWS Variable Series II changed its name to "Deutsche Variable Series II".

Effective August 11, 2014, DWS Global Income Builder VIP - Class A changed its name to "Deutsche Global Income Builder VIP - Class A".

Effective August 11, 2014, DWS Bond VIP - Class A changed its name to "Deutsche Bond VIP - Class A".

We have made a corresponding change in the names of the Variable Sub-accounts that invest in those Portfolios.

Please keep this supplement for future reference.